Exhibit 32.2
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of iPayment Holdings, Inc. and iPayment, Inc. (collectively, “the Companies”) on Form 10-Q for the period ended September 30, 2013 (the “Report”), I, Carl A. Grimstad, Chief Executive Officer of the Companies, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(c)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(d)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.
This Certification is executed as of November 13, 2013.

By:	/s/ Mark C. Monaco	By:	/s/ Mark C. Monaco
	Mark C. Monaco		Mark C. Monaco
	Executive Vice President, Chief		Executive Vice President, Chief Financial
	Financial Officer, Treasurer and		Officer, Treasurer and Director of
	Director of iPayment Holdings, Inc.		iPayment, Inc.